Fees Summary	Nov. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 348,575,500
Previously Paid Amount	0
Total Fee Amount	48,138.28
Total Offset Amount	0
Net Fee	$ 48,138.28